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                                                                    EXHIBIT 10.2


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of November 7, 2000, is made by DAVID ANDERSON (the "Pledgor"), for the benefit of LENDINGTREE, INC. (the "Creditor").

                              STATEMENT OF PURPOSE

         Pursuant to a Promissory Note of even date herewith (the "Note") from the Pledgor to the Creditor, the Creditor has agreed to make a loan to the Pledgor. To induce the Creditor to enter into the Agreement, the Pledgor has agreed to secure payment of certain amounts payable to the Creditor under the Note by pledging all of his restricted stock and stock options, both vested and unvested (the "Pledged Stock"), to the Creditor, pursuant to the terms set forth herein.

         NOW, THEREFORE, it is agreed as follows:

         1. PLEDGE. As additional security for the full and timely payment of the amounts payable to the Creditor under the Note (the "Obligations"), the Pledgor herewith pledges to the Creditor and grants to the Creditor a security interest in, all of the Pledged Stock and such additional property at any time and from time to time received by the Pledgor in respect of or in exchange for any or all of the Pledged Stock (hereinafter referred to collectively as the "Pledged Interests"), together with any and all proceeds and products of any of the foregoing in whatever form.

         2. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that it has good title to the Pledged Stock, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except those granted to the Creditor herein.

         3. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default (as hereinafter defined in Paragraph 5) shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Interests shall be paid to the Pledgor, provided, that the Creditor shall be entitled to receive directly, and to retain as part of the Pledged Interests:

         (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Interests;

         (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Interests by way of stock-split, spin-off, split-up, exercise, exchange, reclassification, combination of Pledged Stock or similar rearrangement; and

         (c) all other or additional stock or other securities or property which may be paid in respect of the Pledged Interests by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

         4. VOTING RIGHTS. Unless and until an Event of Default occurs, the Pledgor shall have the sole and absolute right to exercise all voting power with respect to the Pledged Interests.



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         5. REMEDIES UPON DEFAULT. If the Pledgor fails to pay any of the
Obligations within 10 days of the date such payment is due (an "Event of Default"), the Creditor shall have all rights and remedies of a secured party under the North Carolina Uniform Commercial Code, and without further obligation of any nature to the Pledgor, may assign, transfer and dispose of the Pledged Interests in any fashion and under any circumstances which the Creditor in his sole discretion may deem appropriate, the Pledgor hereby waiving any and all equity or right of redemption. The remedies provided herein in favor of the Creditor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Creditor existing at law or in equity.

         6. APPLICATION OF PROCEEDS. All moneys collected by the Creditor upon any sale or other disposition of the Pledged Interests, together with all other moneys received by the Creditor hereunder, shall be applied to the payment of all costs and expenses incurred by the Creditor in connection with such sale, the delivery of the Pledged Interests or the collection of any such moneys (including, without limitation, reasonable attorneys' fees and expenses), then applied by the Creditor to satisfy the Obligations, and the balance will be paid over to the Pledgor.

         7. WAIVER. No delay on the part of the Creditor in exercising any of his options, powers or rights hereunder, or partial or single exercise thereof, shall constitute a waiver thereof.

         8. NOTICE. Any notice or demand upon the Pledgor shall be deemed to have been sufficiently given if mailed, postage prepaid, by registered or certified mail, return receipt requested, or delivered in person, addressed to the Pledgor at _______________________________________________________________
______________________________________________________________________________
or to such other address as the Pledgor may have designated in writing to the Creditor.

         IN WITNESS WHEREOF, the Pledgor and the Creditor have caused this Pledge Agreement to be duly executed as of the day and year first above written.




                                               __________________________ [SEAL]
                                               DAVID ANDERSON


                                               LENDING TREE, INC.


                                               By: _____________________________
                                                   Name:  ______________________
                                                   Title: ______________________



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